EXHIBIT 99.1

Alkami Announces Third Quarter 2021 Financial Results

PLANO, Texas (November 4, 2021) — Alkami Technology, Inc. (“Alkami”), a leading cloud-based digital banking solutions provider for U.S.-based financial institutions, announced today results for its third quarter ending September 30, 2021.

Third Quarter 2021 Financial Highlights

•GAAP total revenue of $39.8 million, an increase of 37% year-over-year;
•GAAP gross margin of 56.3%, an expansion of nearly 390 basis points year-over-year;
•Non-GAAP gross margin of 57.9%, an expansion of over 520 basis points year-over-year;
•GAAP net loss of ($11.2) million compared to a net loss of ($21.3) million in the prior year; and,
•Adjusted EBITDA loss of ($6.1) million compared to a loss of ($5.4) million in the prior year quarter.

Comments on the News

“Third quarter financial results strength underscores our goal of being the best-of-breed digital banking platform for our industry,” said Mike Hansen, Chief Executive Officer. “We continue to focus on our key innovation areas of UI/UX, business banking, open platform capabilities and data solutions. We further strengthened our commitment to these areas with the acquisition of MK Decision which expands our total addressable market by over $2.5 billion while gaining new cross-selling opportunities among a larger installed base. MK’s solutions unlock digital account opening and loan origination innovations previously reserved for the largest technology companies, megabanks and fintechs in the market. We believe this innovation mindset helped us secure six new digital banking clients during the quarter that possess significantly higher product adoption levels than we’ve seen historically.”

“Third quarter financial results were strong,” said Bryan Hill, Chief Financial Officer. “We added over 675,000 digital banking users to our platform during the third quarter, exited the quarter with 11.4 million digital banking users on our platform, annual recurring revenue of $155 million and revenue per user of $13.57.”

2021 Financial Outlook

Alkami’s financial outlook is based on current expectations. The following statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth under “Cautionary Statement Regarding Forward-Looking Statements.”

Alkami management is providing the following guidance for its fourth quarter ending December 31, 2021.

•GAAP total revenue in the range of $40.3 million to $41.3 million;
•Adjusted EBITDA loss in the range of ($6.0) million to ($5.0) million.

Alkami management is providing the following guidance for its calendar year ending December 31, 2021.

•GAAP total revenue in the range of $150.0 million to $151.0 million;
•Adjusted EBITDA loss in the range of ($23.5) million to ($22.5) million.

Conference Call Information

The Company will host a conference call at 5:00 p.m. ET today to discuss its financial results with investors. A live webcast of the event will be available on the Alkami investor relations website at investors.alkami.com. In addition, a live dial-in will be available domestically at 800-708-4540 and internationally at 847-619-6937 using passcode 50201363. A replay will be available on the “News & Events” page of the Alkami investor relations website.

About Alkami

Alkami Technology, Inc. is a leading cloud-based digital banking solutions provider for financial institutions in the United States that enables clients to grow confidently, adapt quickly and build thriving digital communities. The Alkami Platform is the digital banking and fraud mitigation platform of choice for over 280 financial institutions. Alkami's investments have resulted in a premium platform that has enabled it to replace older, larger and better-funded incumbents and provide clients with world-class experiences reflecting their individual digital strategies.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking” statements relating to Alkami Technology, Inc.’s strategy, goals, future focus areas, and expected, possible or assumed future results, including its future cash flows and its financial outlook for the fourth quarter ending December 31, 2021 and for the full year ending December 31, 2021. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements, including the uncertainty associated with the potential impacts of the COVID-19 pandemic on our business, financial condition, and results of operations. We may be required to revise the results contained herein upon finalizing our review of our quarterly results, which could cause or contribute to such differences. Factors that may materially affect such forward-looking statements include: Our limited operating history and history of operating losses; our ability to manage future growth; our ability to attract new clients and expand existing clients’ use of our solutions; our ability to maintain, protect and enhance our brand; our ability to accurately predict the long-term rate of client subscription renewals or adoption of our solutions; our reliance on third-party software, content and services; our ability to effectively integrate our solutions with other systems used by our clients; intense competition in our industry; any downturn, consolidation or decrease in technology spend in the financial services industry; our ability and the ability of third parties on which we rely to prevent and identify breaches of security measures and resulting disruptions of our systems or operations and unauthorized access to client customer and other data; our ability to successfully integrate acquired companies or businesses; our ability to comply with regulatory and legal requirements and developments; our ability to attract and retain key employees; the political, economic and competitive conditions in the markets and jurisdictions where we operate; our ability to maintain, develop and protect our intellectual property; our ability to respond to evolving technological requirements to develop or acquire new and enhanced products that achieve market acceptance in a timely manner; and our ability to estimate our expenses, future revenues, capital requirements, our needs for additional financing and our ability to obtain additional capital. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Explanation of Non-GAAP Financial Measures

The company reports its financial results in accordance with accounting principles generally accepted in the United States of America, or GAAP. However, the company believes that, in order to properly understand its short-term and long-term financial, operational and strategic trends, it may be helpful for investors to exclude certain non-cash or non-recurring items when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in both frequency and impact on continuing operations. The company also uses results of operations excluding such items to evaluate the operating performance of Alkami and compare it against prior periods, make operating decisions, determine executive compensation, and serve as a basis for long-term strategic planning. These non-GAAP financial measures provide the company with additional means to understand and evaluate the operating results and trends in its ongoing business by eliminating certain non-cash expenses and other items that Alkami believes might otherwise make comparisons of its ongoing business with prior periods more difficult, obscure trends in ongoing operations, reduce management’s ability to make useful forecasts, or obscure the ability to evaluate the effectiveness of certain business strategies and management incentive structures. In addition, the company also believes that investors and financial analysts find this information to be helpful in analyzing the company’s financial and operational performance and comparing this performance to the company’s peers and competitors.

The company defines “Annual Recurring Revenue (ARR)” by aggregating annualized recurring revenue related to SaaS subscription services recognized in the last month of the reporting period as well as the next 12 months of expected implementation services revenues for all clients on the platform in the last month of the reporting period. We believe ARR provides important information about our future revenue potential, our ability to acquire new clients, and our ability to maintain and expand our relationship with existing clients.

The company defines “Registered Users” as an individual or business related to an account holder of an FI client on our digital banking platform who has registered to use one or more of our solutions and has current access to use those solutions as of the last day of the reporting period presented. We price our digital banking platform based on the number of registered users, so as the number of registered users of our digital banking platform increases, our ARR grows. We believe growth in the number of registered users provides important information about our ability to expand market adoption of our digital banking platform and its associated software products, and therefore to grow revenues over time.

The company defines “Revenue per Registered User (RPU)” by dividing ARR for the reporting period by the number of registered users as of the last day of the reporting period. We believe RPU provides important information about our ability to grow the number of software products adopted by new clients over time, as well as our ability to expand the number of software products that our existing clients add to their contracts with us over time.

The company defines “Non-GAAP Cost of Revenues” as cost of revenues, excluding (1) amortization of intangible assets and (2) stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Gross Margin” as gross profit, plus (1) amortization of intangible assets and (2) stock-based compensation expense, all divided by revenue. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Product Development Expense” as product development expense, excluding (1) amortization of intangible assets and (2) stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to product innovation.

The company defines “Non-GAAP Sales and Marketing Expense” as sales and marketing expense, excluding (1) amortization of intangible assets and (2) stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to its sales and marketing strategies.

The company defines “Non-GAAP General and Administrative Expense” as general and administrative expense, excluding (1) amortization of intangible assets, (2) stock-based compensation expense, (3) acquisition-related expenses, and (4) tender offer-related costs. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s underlying expense structure to support corporate activities and processes.

The company defines “Non-GAAP Net Income (Loss)” as net income, plus (1) convertible preferred stock deemed and accrued dividends, (2) (gain) loss on financial instruments, (3) amortization of intangible assets, (4) stock-based compensation expense, (5) acquisition-related expenses, and (6) tender offer-related costs. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Adjusted EBITDA” as net loss before provision for income taxes, plus (1) (gain) loss on financial instruments, (2) interest (income) expense, net, (3) amortization of intangible assets, (4) depreciation, (5) stock-based compensation expense, (6) acquisition-related costs. The company believes adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations.

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(UNAUDITED)
	September 30,	December 31,
	2021	2020
Assets
Current assets
Cash and cash equivalents	$314,402	$166,790
Accounts receivable, net	20,281	14,103
Deferred implementation costs, current	5,736	4,745
Prepaid expenses and other current assets	10,399	7,598
Total current assets	350,818	193,236
Property and equipment, net	10,891	10,461
Deferred implementation costs, net of current portion	15,478	14,858
Intangibles, net	11,309	8,266
Goodwill	48,391	16,218
Other assets	4,905	6,127
Total assets	$441,792	$249,166
Liabilities, Redeemable Convertible Preferred Stock and Stockholders' Equity (Deficit)
Current liabilities
Current portion of long-term debt	$1,250	$313
Accounts payable	2,538	360
Accrued liabilities	24,732	13,099
Deferred rent and tenant allowance, current	691	596
Deferred revenues, current portion	6,893	6,116
Total current liabilities	36,104	20,484
Long-term debt, net	23,668	24,566
Warrant liability	—	2,692
Deferred revenues, net of current portion	13,234	14,424
Deferred rent and tenant allowance, net of current portion	5,375	5,867
Other non-current liabilities	17,893	1,393
Total liabilities	96,274	69,426
Redeemable Convertible Preferred Stock
Redeemable convertible preferred stock, $0.001 par, 0 and 72,799,602 shares authorized and 0 and 72,225,916 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	—	443,263
Stockholders’ Equity (Deficit)
Preferred stock, $0.001 par, 10,000,000 and 0 shares authorized and 0 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	—	—
Common stock, $0.001 par, 500,000,000 and 101,671,156 shares authorized and 88,147,853 and 4,909,529 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	88	5
Additional paid-in capital	645,934	—
Accumulated deficit	(300,504)	(263,528)
Total stockholders’ equity (deficit)	345,518	(263,523)
Total liabilities, redeemable convertible preferred stock and stockholders' equity (deficit)	$441,792	$249,166

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(UNAUDITED)
	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
Revenues	$39,761	$28,941	$109,724	$78,817
Cost of revenues	17,387	13,776	49,064	38,914
Gross profit	22,374	15,165	60,660	39,903
Operating expenses:
Research and development	12,877	9,898	35,897	29,367
Sales and marketing	7,309	3,998	18,132	12,548
General and administrative	13,330	7,859	36,525	21,868
Total operating expenses	33,516	21,755	90,554	63,783
Loss from operations	(11,142)	(6,590)	(29,894)	(23,880)
Non-operating income (expense):
Interest income	223	8	364	46
Interest expense	(300)	(22)	(908)	(225)
Loss on financial instruments	—	(14,743)	(3,035)	(14,810)
Loss before income taxes	(11,219)	(21,347)	(33,473)	(38,869)
Provision for income taxes	—	—	—	—
Net loss	$(11,219)	$(21,347)	$(33,473)	$(38,869)
Less: cumulative dividends and adjustments to redeemable convertible preferred stock	—	(4,459)	(277)	(5,013)
Net loss attributable to common stockholders:	$(11,219)	$(25,806)	$(33,750)	$(43,882)
Net loss per share attributable to common stockholders:
Basic and diluted	$(0.13)	$(5.34)	$(0.60)	$(9.38)
Weighted average number of shares of common stock outstanding:
Basic and diluted	87,641,416	4,833,079	56,320,288	4,679,933

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(UNAUDITED)
	Nine months ended September 30,
	2021	2020
Cash flows from operating activities:
Net loss	$(33,473)	$(38,869)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	2,384	1,970
Stock-based compensation expense	7,793	1,348
Amortization of debt issuance costs	39	39
Loss on financial instruments	3,035	14,810
Changes in operating assets and liabilities:
Accounts receivable	(5,741)	(2,565)
Prepaid expenses and other current assets	(689)	(1,711)
Accounts payable and accrued liabilities	12,758	4,107
Deferred implementation costs	(1,612)	(2,158)
Deferred rent and tenant allowances	(397)	213
Deferred revenues	(899)	(306)
Net cash used in operating activities	(16,802)	(23,122)
Cash flows from investing activities:
Purchases of property and equipment	(870)	(1,478)
Capitalized software development costs	(1,275)	—
Acquisition of business	(18,326)	—
Net cash used in investing activities	(20,471)	(1,478)
Cash flows from financing activities:
Borrowings on line of credit	—	13,000
Payments on line of credit	—	(13,000)
Proceeds from stock option exercises	6,417	241
Proceeds from warrant exercises	645	—
Proceeds on sales of preferred stock, net of issuance costs	—	218,040
Deferred IPO issuance costs paid	(4,520)	—
Payments on capital lease obligations	—	(11)
Repurchase of common stock	(3,497)	—
Proceeds from issuance of common stock upon initial public offering, net of underwriting discounts and commissions	192,810	—
Payment of Series B dividend	(4,969)	—
Net cash provided by financing activities	186,886	218,270
Net increase in cash and cash equivalents and restricted cash	149,613	193,670
Cash and cash equivalents and restricted cash, beginning of period	171,663	11,982
Cash and cash equivalents and restricted cash, end of period	$321,276	$205,652

ALKAMI TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(In thousands, except per share data)
(Unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
GAAP total revenues	$39,761	$28,941	$109,724	$78,817

Annual Recurring Revenue (ARR)	$154,805	$113,916	$154,805	$113,916
Registered Users	11,408	9,048	11,408	$9,048
Revenue per Registered User (RPU)	$13.57	$12.59	$13.57	$12.59

Non-GAAP Cost of Revenues
Set forth below is a presentation of the company’s “Non-GAAP Cost of Revenues.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
GAAP cost of revenues	$17,387	$13,776	$49,064	$38,914
Amortization of intangible assets	(117)	—	(353)	—
Stock-based compensation expense	(544)	(84)	(1,242)	(264)
Non-GAAP cost of revenues	$16,726	$13,692	$47,469	$38,650

Non-GAAP Gross Margin
Set forth below is a presentation of the company’s “Non-GAAP Gross Margin.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
GAAP gross margin	56.3%	52.4%	55.3%	50.6%
Amortization of intangible assets	0.2%	—%	0.3%	—%
Stock-based compensation expense	1.4%	0.3%	1.1%	0.3%
Non-GAAP gross margin	57.9%	52.7%	56.7%	50.9%

Non-GAAP Research and Development Expense
Set forth below is a presentation of the company’s “Non-GAAP Research and Development Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
GAAP research and development expense	$12,877	$9,898	$35,897	$29,367
Amortization of intangible assets	—	—	—	—
Stock-based compensation expense	(794)	(97)	(1,795)	(303)
Non-GAAP research and development expense	$12,083	$9,801	$34,102	$29,064

Non-GAAP Sales and Marketing Expense
Set forth below is a presentation of the company’s “Non-GAAP Sales and Marketing Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
GAAP sales and marketing expense	$7,309	$3,998	$18,132	$12,548
Amortization of intangible assets	(92)	—	(274)	—
Stock-based compensation expense	(265)	(35)	(609)	(101)
Non-GAAP sales and marketing expense	$6,952	$3,963	$17,249	$12,447

Non-GAAP General and Administrative Expense
Set forth below is a presentation of the company’s “Non-GAAP General and Administrative Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
GAAP general and administrative expense	$13,330	$7,860	$36,525	$21,868
Amortization of intangible assets	—	—	—	—
Stock-based compensation expense	(1,749)	(223)	(4,147)	(680)
Acquisition-related expenses	(914)	(112)	(2,177)	(112)
Non-GAAP general and administrative expense	$10,667	$7,525	$30,201	$21,076

Non-GAAP Net Loss
Set forth below is a presentation of the company’s “Non-GAAP Net Loss.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
GAAP net loss attributable to common stockholders	$(11,219)	$(25,806)	$(33,750)	$(43,882)
Convertible preferred stock deemed and accrued dividends	—	4,459	277	5,013
Loss on financial instruments	—	14,743	3,035	14,810
Amortization of intangible assets	209	—	627	—
Stock-based compensation expense	3,352	439	7,793	1,348
Acquisition-related expenses	915	112	2,177	112
Non-GAAP net loss	$(6,743)	$(6,053)	$(19,841)	$(22,599)

Adjusted EBITDA
Set forth below is a presentation of the company’s “Adjusted EBITDA.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
GAAP net loss	$(11,219)	$(21,347)	$(33,473)	$(38,869)
Provision for income taxes	—	—	—	—
Loss on financial instruments	—	14,743	3,035	14,810
Interest expense, net	77	14	544	179
Amortization of intangible assets	209	—	627	—
Depreciation	593	653	1,757	1,970
Stock-based compensation expense	3,352	439	7,793	1,348
Acquisition-related expenses	915	112	2,177	112
Adjusted EBITDA	$(6,073)	$(5,386)	$(17,540)	$(20,450)

Adjusted EBITDA Guidance
Set forth below is a presentation of the company's "Adjusted EBITDA" for the three months ending December 31, 2021, and the twelve months ending December 31, 2021. Please reference the "Explanation of Non-GAAP Measures" section.

	Guidance Range for the		Guidance Range for the
	Three Months Ending		Twelve Months Ending
	December 31, 2021		December 31, 2021
	Low	High	Low	High
GAAP net loss	$(13,535)	$(12,260)	$(46,985)	$(45,710)
Provision for income taxes	—	—	—	—
(Gain) loss on financial instruments	—	—	3,000	3,000
Interest income, net	50	25	595	570
Amortization of intangible assets	210	210	840	840
Depreciation	625	575	2,425	2,375
Stock-based compensation expense	6,025	5,825	13,825	13,625
Acquisition-related expenses	625	625	2,800	2,800
Adjusted EBITDA	$(6,000)	$(5,000)	$(23,500)	$(22,500)

Investor Relations Contact
Rhett Butler
ir@alkami.com

Media Relations Contacts
Jennifer Cortez
jennifer.cortez@alkami.com

Audrey Pennisi
audrey@outlookmarketingsrv.com